Exhibit 99.1
ESS Inc. Announces Fourth Quarter and Full Year 2021 Financial Results

First Gen2 Energy Warehouse Shipped to Customer Has Been Fully Accepted and is Operational
WILSONVILLE, OREGON – February 24, 2022 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE:GWH), a U.S. manufacturer of long-duration batteries for utility-scale and commercial energy storage applications, today announced financial results for its fourth quarter and full year ended December 31, 2021.
“The world’s need for long-duration energy storage is undeniable and the value proposition of our iron flow battery continues to differentiate us in the market. We shipped our first commercial units to multiple customers in late 2021 and our solution now stands as a proven alternative to lithium-ion for grid storage. While we have been hampered by significant supply challenges, ESS continued to make progress securing new contracts, delivering to customer projects, and ramping up our operations. We have now achieved full customer acceptance at one of the projects where we have installed our Energy Warehouses. However, we were limited in our ability to recognize revenue in the quarter,” said Eric Dresselhuys, CEO of ESS. “Our team is working tirelessly to navigate the headwinds from the challenging shifting supply chain environment, but we now expect a shift of a little more than one quarter in our ramp plan for 2022. We remain confident in the long-term trajectory of the business as our pipeline and backlog remain robust, and we continue to focus on maximizing our production capabilities while effectively managing costs.”
Recent Operational Highlights

•Added 54,000 square feet to our Wilsonville facility in the fourth quarter, which helped us double our total footprint to 200,000 square feet in 2021
•2022 shipment forecast is 100% booked
Recent Business Highlights
•ESS finalized the business combination with ACON S2 Acquisition Corp. on October 11, 2021, and its shares and warrants began trading on the New York Stock Exchange (“NYSE”) under the new ticker symbols “GWH” and “GWH.W”, respectively, on October 11, 2021. The closing of the business combination resulted in cash received of $251 million, including a private investment in public equity (PIPE). All prior ESS shareholders rolled 100% of their equity holdings into the new public company.
•On November 16, 2021, ESS announced that Frost & Sullivan recognized ESS with the 2021 North American Technology Innovation Leadership Award for pioneering environmentally friendly long-duration iron flow batteries.
•On November 23, 2021, ESS announced the publication of the Long-Duration Energy Storage (LDES) Council’s LDES report, with ESS as a contributing author and founding member. The LDES report documents that up to 140 TWh of long-duration energy storage are needed to enable grid net zero by 2040 at the lowest cost. The full LDES report can be downloaded from the Company’s web site.

•On December 20, 2021, ESS announced that San Diego Gas & Electric will utilize six ESS second-generation Energy Warehouse™ systems to provide up to 3 MWh of stored energy capacity. This utility-scale project in the town of Cameron Corners, California, pairs our ESS solution with a large on-site solar array to create a zero-emissions microgrid, ensuring multi-day continuity of services to first responders and critical customer loads in a remote location. The Cameron Corners Microgrid Project is scheduled to come online in the first quarter of 2022.
•On January 13, 2022, ESS announced that it entered into an agreement with Portland General Electric (PGE) in Oregon to test and demonstrate the ESS Energy Center™ platform. The 3 MWh Energy Center is expected to come online in mid-2022, will be used to demonstrate multiple use cases and will help PGE work towards its renewable energy targets.
•On January 14, 2022, ESS announced that it was featured as number three in Energy Storage Report’s list of “Ten Energy Storage Companies To Watch in 2022.”
•On February 3, 2022, ESS announced that Reuters Events recognized ESS as one of the “Top 100 Energy Transition Innovators of 2022.”
•On February 17, 2022, ESS announced the appointment of Claudia Gast to its Board of Directors, replacing Shirley Speakman. Claudia Gast will serve on the audit committee and brings over 15 years of experience leading mergers and acquisitions and an extensive background in finance, strategy and operations both in private equity and with Fortune 100 companies.
•On February 23, 2022, ESS announced that it was featured in MIT Technology Review as one of 10 Breakthrough Technologies.
Conference Call Details
ESS will hold a conference call on Thursday, February 24, 2022 at 5:00 p.m. EST to discuss financial results for its fourth quarter and full year ended December 31, 2021.
Interested parties may join the conference call beginning at 5:00 p.m. EST on Thursday, February 24, 2022 via telephone by calling (844) 200-6205 in the U.S., or for international callers, by calling (646) 904-5544 and entering conference ID 994302. A telephone replay will be available until March 3, 2022, by dialing (866) 813-9403 in the U.S., or for international callers, (929) 458-6194 with conference ID 867508. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
ESS Inc. (NYSE: GWH) designs, builds and deploys environmentally sustainable, low-cost, iron flow batteries for long-duration commercial and utility-scale energy storage applications requiring from 4 to 12 hours of flexible energy capacity. The Energy Warehouse™ and Energy Center™ use earth-abundant iron, salt, and water for the electrolyte, resulting in an environmentally benign, long-life energy storage solution for the world’s renewable energy infrastructure. Established in 2011, ESS Inc. enables project developers, utilities, and commercial and industrial facility owners to make the transition to more flexible non-lithium-ion storage that is better suited for the grid and the environment. For more information, visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA and Non-GAAP Operating Expenses, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S.

GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable measures under GAAP. The Company’s management believes Adjusted EBITDA and Non-GAAP Operating Expenses are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities (including derivatives) associated with debt and equity transactions as they are not indicative of business operations. The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders and the Company’s ability to effectively manage costs. These forward-looking statements are based on ESS' current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Gene Hunt
Trevi Communications, Inc.
978-750-0333 x.101
gene@trevicomm.com

ESS Tech, Inc.
Statements of Operations and Comprehensive Loss
Three Months Ended December 31, 2021
(Unaudited, in thousands, except share and per share data)

	Three Months Ended December 31,
	2021	2020
Operating expenses
Research and development	$10,558	$3,993
Sales and marketing	1,224	282
General and administrative	19,640	1,160
Total operating expenses	31,422	5,435
Loss from operations	(31,422)	(5,435)
Other income (expense):
Interest expense, net	(193)	(26)
Loss on revaluation of warrant liabilities	(19,831)	(1,374)
(Gain) loss on revaluation of derivative liabilities	25,526	(17,381)
Loss on revaluation of earnout liabilities	(154,806)	—
Other income (expense), net	—	(3)
Total other income (expense)	(149,304)	(18,784)
Net loss and comprehensive loss to common stockholders	$(180,726)	$(24,219)

Net loss per share - basic and diluted	$(1.33)	$(0.41)

Weighted average shares used in per share calculation - basic and diluted	135,885,630	58,919,345

ESS Tech, Inc.
Statements of Operations and Comprehensive Loss
Years Ended December 31, 2021 and 2020
(Unaudited, in thousands, except share and per share data)

	2021	2020
Operating expenses
Research and development	$30,104	$12,896
Sales and marketing	3,485	1,158
General and administrative	27,307	3,338
Total operating expenses	60,896	17,392
Loss from operations	(60,896)	(17,392)
Other income (expense):
Interest expense, net	(1,886)	(132)
Loss on revaluation of warrant liabilities	(37,584)	(1,296)
Loss on revaluation of derivative liabilities	(223,165)	(11,532)
Loss on revaluation of earnout liabilities	(154,806)	—
Other income (expense), net	926	(67)
Total other income (expense)	(416,515)	(13,027)
Net loss and comprehensive loss to common stockholders	$(477,411)	$(30,419)

Net loss per share - basic and diluted	$(5.73)	$(0.52)

Weighted average shares used in per share calculation - basic and diluted	83,256,431	58,880,742

ESS Tech, Inc.
Balance Sheets
As of December 31, 2021 and 2020
(Unaudited, in thousands, except share data)

	2021	2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$238,940	$4,901
Restricted cash	1,217	1,167
Prepaid expenses and other current assets	5,361	793
Total current assets	245,518	6,861
Property and equipment, net	4,501	1,836
Restricted cash	75	326
Other non-current assets	105	—
TOTAL ASSETS	$250,199	$9,023
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$1,572	$522
Accrued and other current liabilities	6,781	2,194
Deferred revenue	3,663	—
Notes payable, current	1,900	5,678
Total current liabilities	13,916	8,394
Notes payable, non-current	1,869	19
Derivative liabilities	—	22,911
Warrant liabilities	—	3,329
Earnout warrant liabilities	1,476	—
Public warrant liabilities	18,666	—
Private warrant liabilities	8,855	—
Other non-current liabilities	552	2,258
Total liabilities	45,334	36,911
COMMITMENTS AND CONTINGENCIES (NOTE 11)
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.0001 par value, 200,000,000 shares authorized, none issued and outstanding as of December 31, 2021 and 2020	—	—
Common stock ($0.0001 par value; 2,000,000,000 shares authorized, 151,839,058 and 58,919,345 shares issued and outstanding as of December 31, 2021 and 2020, respectively)	16	6
Common stock warrants	—	153
Additional paid-in capital	745,753	35,446
Accumulated deficit	(540,904)	(63,493)
Total stockholders’ deficit	204,865	(27,888)
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$250,199	$9,023

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
Three Months Ended December 31, 2021
(Unaudited, in thousands)

Three Months Ended December 31,
2021
Research and development	$10,558
Less: stock-based compensation	(2,010)
Non-GAAP research and development	$8,548

Sales and marketing	$1,224
Less: stock-based compensation	(165)
Non-GAAP sales and marketing	$1,059

General and administrative	$19,640
Less: stock-based compensation	(5,127)
Less: transaction expenses (1)	(7,968)
Less: costs associated with cancelled follow-on stock offering	(657)
Non-GAAP general and administrative	$5,888

Total operating expenses	$31,422
Less: stock-based compensation	(7,302)
Less: transaction expenses (1)	(7,968)
Less: costs associated with cancelled follow-on stock offering	(657)
Non-GAAP total operating expenses	$15,495

(1) For the three months ended December 31, 2021, amount represents expenses incurred as a direct result of the successful Business Combination.

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
Year Ended December 31, 2021
(Unaudited, in thousands)

2021
Research and development	$30,104
Less: stock-based compensation	(2,233)
Non-GAAP research and development	$27,871

Sales and marketing	$3,485
Less: stock-based compensation	(213)
Non-GAAP sales and marketing	$3,272

General and administrative	$27,307
Less: stock-based compensation	(5,476)
Less: transaction expenses (1)	(7,968)
Less: costs associated with cancelled follow-on stock offering	(657)
Non-GAAP general and administrative	$13,206

Total operating expenses	$60,896
Less: stock-based compensation	(7,922)
Less: transaction expenses (1)	(7,968)
Less: costs associated with cancelled follow-on stock offering	(657)
Non-GAAP total operating expenses	$44,349

(1) For the year ended December 31, 2021, amount represents expenses incurred as a direct result of the successful Business Combination.

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
Three Months Ended December 31, 2021
(Unaudited, in thousands)

Three Months Ended December 31,
2021
Net loss	$(180,726)
Interest expense, net	193
Stock-based compensation	7,302
Depreciation	168
Loss on revaluation of warrant liabilities	19,831
(Gain) loss on revaluation of derivative liabilities	(25,526)
Loss on revaluation of earnout liabilities	154,806
Other income (expense), net	—
Adjusted EBITDA	$(23,952)

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
Year Ended December 31, 2021
(Unaudited, in thousands)

2021
Net loss	$(477,411)
Interest expense, net	1,886
Stock-based compensation	7,922
Depreciation	572
Loss on revaluation of warrant liabilities	37,584
Loss on revaluation of derivative liabilities	223,165
Loss on revaluation of earnout liabilities	154,806
Other income (expense), net(1)	(926)
Adjusted EBITDA	$(52,402)

(1) For the year ended December 31, 2021, other income (expense), net includes the gain on extinguishment recognized upon the forgiveness of the promissory note under the Payroll Protection Program of $948.0 thousand.